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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2006

                                 NARROWSTEP INC.
               (Exact Name of Registrant as Specified in Charter)

      DELAWARE                      333-108632                   33-1010941
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   (State Or Other                 (Commission                 (IRS Employer
    Jurisdiction Of                 File Number)             Identification No.)
    Incorporation)

         BATTERSEA STUDIOS,
         80 SILVERTHORNE ROAD, LONDON, UNITED KINGDOM                SW8 3HE
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         (Address of Principal Executive Offices)                   (Zip Code)



     Registrant's telephone number, including area code: 011 44 20 7498 3377
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 28, 2006, the Board of Directors (the "Board") of the Company approved the following:

                (a) an increase in the number of directors which shall constitute the whole Board from nine (9) directors to ten (10) directors. The newly created directorship shall be for one additional Class III Director; and

                (b) the appointment of Ragan Chopra as a Class III director of the Company to fill the vacancy resulting from the increase of the Board from nine (9) directors to ten (10) directors. Mr. Chopra will serve on the Board's audit committee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NARROWSTEP INC.



                                          By: /s/ Stephen Beaumont
                                              ----------------------------------
                                              Stephen Beaumont
                                              President and Chief Executive
                                              Officer

Dated:  October 4, 2006


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